                                      TERM NOTE

$350,000                                                         Cleveland, Ohio
                                                                   July 25, 1996

    FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of NATIONAL CANADA FINANCE CORP. ("Banks") the principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000) as hereinafter provided, with interest on the unpaid principal balance from time to time outstanding at a rate per annum equal to one and one-half (1 1/2) percentage points above Bank's Base Rate (as defined in the Loan Agreement, as described below). Interest shall be payable monthly commencing on July 31, 1996, and continuing on the last day of each month thereafter until the entire principal amount has been repaid in full. Any increase or decrease in the interest rate resulting from a change in Bank's Base Rate shall become effective on the date of such change. Interest shall be computed on a 360-day year basis based on the actual number of days elapsed.

    The undersigned agree to pay the principal of and any unpaid interest on this Term Note (the "Note") in full on August 15, 1996.

    Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America to Bank at 125 West 55th Street, New York, New York, or at such other place as the holder shall have designated to the undersigned in writing.

    This Note is issued pursuant to the Loan And Security Agreement, entered into by and among Meridian National Corporation, Ottawa River Steel Co., National Metal Processing, Inc., Interstate Metal Processing, Inc., Precise Pac, Inc., Meridian Environmental Services, Inc. (collectively "Borrowers") and Bank of New England, N.A., dated December 9, 1989, as amended (the "Loan Agreement"), to which reference is hereby made for a statement of the rights and obligations of Bank and the duties and obligations of the Borrowers in relation thereto, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned to pay the principal of, and interest on, this Note when due.

    This Note is secured by, among other things, the security interests and liens described in the Loan Agreement.

    The undersigned may prepay all or any portion of this Note at any time and in any amount without penalty.

    In the event the undersigned fail to pay, when due, any principal or interest owed under this Note, or upon the occurrence of an Event of Default (as defined in the Loan Agreement) which has not been waived in writing by Bank, the undersigned shall pay Bank interest on the daily average balance of all amounts outstanding under this Note at a rate per annum (the "Default Rate") of two (2) percentage points plus the rate otherwise applicable to all amounts outstanding under this Note from the date when due or the date such Event of Default has occurred, as applicable, until all amounts due herein are paid in full or such Event of Default has been waived by Bank; provided, however, that the Default Rate shall not exceed the maximum rate permitted by applicable law.

    Upon the nonpayment or partial payment of any payment of principal or interest or any other obligation due and owning to Bank, all or any portion of the principal and interest due or to become due under this Note shall become at once due and payable at the option of the holder of this Note without notice, demand, presentment, or dishonor, which the undersigned hereby waive.

    The undersigned agree to pay upon default the costs of collection including reasonable fees of attorneys.

    No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every endorser of this Note regardless of the time, order or place of signing waive presentment, demand, protest and notices of every kind and assent to any one or more extensions or postponements of the time of payment or any other indulgences, and to any substitutions, exchanges, or releases of any other parties or persons primarily or secondarily liable.

    The undersigned authorize any attorney-at-law to appear before any court of record, state or Federal, in the county of the State of Ohio in which this Note was executed or in any other State of the United States of America after the unpaid principal of this Note becomes due, waive the issuance and service of process, admit the maturity of this Note, confess judgement against the undersigned in favor of Bank for the amount then appearing due, together with interest thereon and costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments.

    This Note is being executed and delivered in Cleveland, Ohio.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ENVIRONMENTAL PURIFICATION                  MERIDIAN NATIONAL CORPORATION
INDUSTRIES, INC.

By: /s/ Real P. Remillard                   By: /s/ James L. Rosino
    ---------------------------                ------------------------
Title:  Chief Financial Officer             Title:  Vice President-Finance
       ------------------------                   ---------------------

                         AMENDMENT NO. 1 TO TERM NOTE
                           (EPI SECOND TERM NOTE)


     THIS AMENDMENT NO. 1 TO TERM NOTE ("Amendment No. 1 To Term Note") is delivered by MERIDIAN NATIONAL CORPORATION ("MNC") and ENVIRONMENTAL PURIFICATION INDUSTRIES, INC. ("EPI") to NATIONAL CANADA FINANCE CORP. ("Bank").

                                  RECITALS

     A. MNC and EPI issued a certain Term Note to Bank on July 25, 1996 in the principal amount of Three Hundred Fifty Thousand Dollars ($350,000; the "EPI Second Term Note"), pursuant to the provisions of the Loan and Security Agreement, dated December 6, 1989, entered into by and among MNC, Ottawa River Steel Co., National Metal Processing, Inc., Interstate Metal Processing, Inc., Precise Pac, Inc. and Meridian Environmental Services, Inc. (collectively, the "Borrowers") and the Bank of New England, N.A. ("BNE"), as amended pursuant to: Amendment No. 1 To The Loan And Security Agreement dated March 1, 1990; Amendment No. 2 To The Loan And Security Agreement dated September 14, 1990; Amendment No. 3 To The Loan And Security Agreement dated May 31, 1991; Amendment No. 4 To The Loan And Security Agreement effective as of June 22, 1992; Amendment No. 5 To The Loan And Security Agreement dated May 11, 1993; a letter amendment dated June 9, 1993; Amendment No. 6 To The Loan And Security Agreement effective as of October 20, 1993; Amendment No. 7 To The Loan And Security Agreement dated January 31, 1994; Amendment No. 8 To The Loan And Security Agreement effective as of November 30, 1994; Amendment No. 9 To The Loan And Security Agreement effective as of February 14, 1995; Amendment No. 10 To The Loan And Security Agreement effective as of May 25, 1995; Amendment No. 11 To The Loan And Security Agreement effective as of February 29, 1996; Amendment No. 12 To The Loan And Security Agreement effective as of July 25, 1996; and Amendment No. 13 To The Loan And Security Agreement dated of even date herewith (collectively, the "Amendment Loan Agreement"; all terms defined therein shall have the same meaning in this Amendment No. 1 To Term Note unless otherwise stated).

     B. Bank is the successor-in-interest to BNE and to BNE's rights, duties and remedies under the Amended Loan Agreement.

     C. MNC, EPE and Bank desire to amend the EPI Second Term Note to modify the principal payment schedule pursuant to the provisions of the Amended Loan Agreement and this Amendment No. 1 To Term Note.

                                  PROVISIONS

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and provisions set forth in this Amendment No. 1 To Term Note and in the Amended Loan Agreement, MNC and EPI hereby amend and modify the EPI Second Term Note as follows:

     1.  PRINCIPAL PAYMENTS.  The principal amount of the EPI Second Term
Note (as defined in the Amended Loan Agreement) and any unpaid interest shall be payable in full on the earlier of (a) September 30, 1997 or (b) the closing date of any public offering of EPI stock pursuant to which EPI or any stockholder of EPI receives cash (after any underwriter's discount and commissions) of $1,000,000 or more.

     2. REFERENCES. This Amendment No. 1 To Term Note is issued pursuant to and is entitled to the benefits of the Amended Loan Agreement.

     3. RATIFICATION OF TERM NOTE. This Amendment No. 1 To Term Note is not a novation but merely a restatement of the obligation of MNC and EPI to repay to Bank all amounts borrowed pursuant to the EPI Second Term Note, as amended by this Amendment No. 1 To Term Note. Except as expressly modified herein, the terms and provisions of the EPI Second Term Note (a) are incorporated herein by reference as fully as though the EPI Second Term Note were set forth at length in this Agreement No. 1 To Term Note, (b) continue to be in full force and effect, (c) are ratified and confirmed in all respects as of the date of this Amendment No. 1 To Term Note, and (d) are not amended or modified in any other manner.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 To Term Note by their duly authorized officers this 4th day of November, 1996.
                                                 ----

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ENVIRONMENTAL PURIFICATION                  MERIDIAN NATIONAL
INDUSTRIES, INC.                            CORPORATION

By: /s/ Bruce F. Maison                     By:  James L. Rosino
    ------------------                           -------------------

Title:  President                           Title:  Vice President - Finance
       -------------                                -------------------------

AGREED TO AND ACCEPTED BY:
NATIONAL CANADA FINANCE CORP.


By:  /s/ Jack Jankovic
     ----------------------
Title:  VP
       --------------------

Date:  11/4/96
      ---------------------

                         AMENDMENT NO. 1 TO TERM NOTE
                           (EPI SECOND TERM NOTE)


     THIS AMENDMENT NO. 1 TO TERM NOTE ("Amendment No. 1 To Term Note") is delivered by MERIDIAN NATIONAL CORPORATION ("MNC") and ENVIRONMENTAL PURIFICATION INDUSTRIES, INC. ("EPI") to NATIONAL CANADA FINANCE CORP. ("Bank").

                                  RECITALS

     A. MNC and EPI issued a certain Term Note to Bank on July 25, 1996 in the principal amount of Three Hundred Fifty Thousand Dollars ($350,000; the "EPI Second Term Note"), pursuant to the provisions of the Loan and Security Agreement, dated December 6, 1989, entered into by and among MNC, Ottawa River Steel Co., National Metal Processing, Inc., Interstate Metal Processing, Inc., Precise Pac, Inc. and Meridian Environmental Services, Inc. (collectively, the "Borrowers") and the Bank of New England, N.A. ("BNE"), as amended pursuant to: Amendment No. 1 To The Loan And Security Agreement dated March 1, 1990; Amendment No. 2 To The Loan And Security Agreement dated September 14, 1990; Amendment No. 3 To The Loan And Security Agreement dated May 31, 1991; Amendment No. 4 To The Loan And Security Agreement effective as of June 22, 1992; Amendment No. 5 To The Loan And Security Agreement dated May 11, 1993; a letter amendment dated June 9, 1993; Amendment No. 6 To The Loan And Security Agreement effective as of October 20, 1993; Amendment No. 7 To The Loan And Security Agreement dated January 31, 1994; Amendment No. 8 To The Loan And Security Agreement effective as of November 30, 1994; Amendment No. 9 To The Loan And Security Agreement effective as of February 14, 1995; Amendment No. 10 To The Loan And Security Agreement effective as of May 25, 1995; Amendment No. 11 To The Loan And Security Agreement effective as of February 29, 1996; Amendment No. 12 To The Loan And Security Agreement effective as of July 25, 1996; and Amendment No. 13 To The Loan And Security Agreement dated of even date herewith (collectively, the "Amendment Loan Agreement"; all terms defined therein shall have the same meaning in this Amendment No. 1 To Term Note unless otherwise stated).

     B. Bank is the successor-in-interest to BNE and to BNE's rights, duties and remedies under the Amended Loan Agreement.

     C. MNC, EPE and Bank desire to amend the EPI Second Term Note to modify the principal payment schedule pursuant to the provisions of the Amended Loan Agreement and this Amendment No. 1 To Term Note.

                                  PROVISIONS


     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and provisions set forth in this Amendment No. 1 To Term Note and in the Amended Loan Agreement, MNC and EPI hereby amend and modify the EPI Second Term Note as follows:

     1.  PRINCIPAL PAYMENTS.  The principal amount of the EPI Second Term
Note (as defined in the Amended Loan Agreement) and any unpaid interest shall be payable in full on the earlier of (a) September 30, 1997 or (b) the closing date of any public offering of EPI stock pursuant to which EPI or any stockholder of EPI receives cash (after any underwriter's discount and commissions) of $1,000,000 or more.

     2. REFERENCES. This Amendment No. 1 To Term Note is issued pursuant to and is entitled to the benefits of the Amended Loan Agreement.

     3. RATIFICATION OF TERM NOTE. This Amendment No. 1 To Term Note is not a novation but merely a restatement of the obligation of MNC and EPI to repay to Bank all amounts borrowed pursuant to the EPI Second Term Note, as amended by this Amendment No. 1 To Term Note. Except as expressly modified herein, the terms and provisions of the EPI Second Term Note (a) are incorporated herein by reference as fully as though the EPI Second Term Note were set forth at length in this Agreement No. 1 To Term Note, (b) continue to be in full force and effect, (c) are ratified and confirmed in all respects as of the date of this Amendment No. 1 To Term Note, and (d) are not amended or modified in any other manner.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 To Term Note by their duly authorized officers this 4th day of November, 1996.
                                                 ----

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ENVIRONMENTAL PURIFICATION                  MERIDIAN NATIONAL
INDUSTRIES, INC.                            CORPORATION

By: /s/ Bruce F. Maison                     By:  James L. Rosino
    ------------------                           -------------------

Title:  President                           Title:  Vice President - Finance
       -------------                                -------------------------

AGREED TO AND ACCEPTED BY:
NATIONAL CANADA FINANCE CORP.


By:  /s/ Jack Jankovic
     ----------------------
Title:  VP
       --------------------

Date:  11/4/96
      ---------------------